Municipal High Income Fund Inc.


Sub-Item 77E

Registrant incorporates by reference Registrant's Form 8-K / Press Release dated SEPTEMBER 21, 2005 filed on SEPTEMBER 21, 2005.
(Accession No. 0001193125-05-189271)